277555875 v11 1 ORIGIN MATERIALS, INC. THIRD AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION POLICY AS AMENDED MAY 2, 2024 Each member of the Board of Directors (the “Board”) who is not (i) also serving as an employee of, or consultant to, Origin Materials, Inc. (the “Company”) or any of its subsidiaries, or (ii) affiliated with Artius Acquisition Partners LLC (each such member, an “Eligible Director”) will receive the compensation described in this Third Amended and Restated Non-Employee Director Compensation Policy (as amended or amended and restated from time to time, this “Policy”) for his or her Board service. An Eligible Director may decline all or a portion of his or her compensation by giving notice to the Company prior to the date quarterly cash payments are to be paid, or equity awards are to be granted, subject to compliance with applicable laws. This Policy is effective as of May 2, 2024 (the “Effective Date”) and may be amended at any time in the sole discretion of the Board. I. Annual Cash Compensation The annual cash compensation set forth below will be payable in arrears to Eligible Directors in equal quarterly installments. If an Eligible Director joins the Board or a committee of the Board at a time other than effective as of the first day of a fiscal quarter, each annual retainer set forth below will be pro-rated based on days served in the applicable fiscal quarter, with the pro-rated amount paid for the first fiscal quarter in which the Eligible Director provides the service and regular full quarterly payments thereafter. All annual cash fees are vested upon payment. 1. Annual Cash Service Retainer: a. All Eligible Directors: $50,000 2. Annual Committee Chair Service Retainer: a. Chair of the Audit Committee: $20,000 b. Chair of the Compensation Committee: $15,000 c. Chair of the Nominating & Corporate Governance Committee: $15,000 3. Annual Committee Member Service Retainer (not applicable to Committee Chairs): a. Member of the Audit Committee: $10,000 b. Member of the Compensation Committee: $5,000 c. Member of the Nominating & Corporate Governance Committee: $5,000 II. Expenses The Company will reimburse Eligible Directors for ordinary, necessary and reasonable out-of- pocket travel expenses to cover in-person attendance at, and participation in, Board and committee meetings; provided, that the Eligible Director timely submits to the Company Exhibit 10.1

277555875 v11 2 appropriate documentation substantiating such expenses in accordance with the Company’s travel and expense policy, as in effect from time to time. III. Equity Compensation The equity compensation set forth below will be granted under the Company’s 2021 Equity Incentive Plan (the “Plan”). All equity awards granted under this Policy will be documented on the applicable form of equity award agreement most recently approved for use by the Board or the Compensation Committee for Eligible Directors. 1. Initial Grants: For each Eligible Director who is first elected or appointed to the Board on or following the Effective Date, on the date of such Eligible Director’s initial election or appointment to the Board (or, if such date is not a market trading day, the first market trading day thereafter), the Eligible Director will automatically, and without further action by the Board, be granted a number of restricted stock units (“RSUs”) with a grant date fair value of $150,000 (the “Initial Grant”). The Initial Grant will vest in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the Eligible Director’s continuing service on the Board through each such vesting date. In addition to the Initial Grant, any Eligible Director who is first appointed or elected by the Board on a date other than an annual stockholder meeting of the Company will automatically, and without further action by the Board, be granted an additional number of RSUs (the “Prorated Annual Grant”) with a grant date fair value of $130,000 (or, in the case of the Chairman of the Board, $205,000), or $85,000 (or in the case of the Chairman of the Board, $160,000) if the Eligible Director is first appointed or elected by the Board in calendar year 2024 other than on the date of the annual stockholder meeting of the Company; provided, that such grant date fair value will be prorated to reflect the Eligible Director’s partial year of service, with such proration calculated by multiplying $130,000 (or, in the case of the Chairman of the Board, $205,000) or $85,000 (or, in the case the Chairman of the Board, $160,000) if the Eligible Director is first appointed or elected by the Board in calendar year 2024 other than on the date of the annual stockholder meeting of the Company, by a fraction (the numerator of which will equal the number of calendar months during the period beginning with the month in which the Eligible Director’s election or appointment date occurs and ending with the month in which the next annual stockholder meeting will occur (or, if such month is unknown, the month in which the first anniversary of the most recent annual stockholder meeting will occur) and the denominator of which will equal 12). The Prorated Annual Grant will vest in full on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Prorated Annual Grant will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. 2. Annual Grants: On the date of each annual stockholder meeting of the Company held on or after the Effective Date, each Eligible Director who continues to serve as a non-employee member of the Board following such stockholder meeting (including any Eligible Director who is first appointed or elected by the Board at such meeting) will automatically, and without further action by the Board, be granted RSUs with a grant date fair value of $130,000 (or, in the case of the Chairman of the Board, $205,000) (the “Annual Grant”); provided, that for any Annual Grant granted in the calendar year 2024 only, the grant date fair value of the Annual Grant shall

277555875 v11 3 be equal to $85,000 (or, in the case of the Chairman of the Board, $160,000), and, absent further action by the Board, the grant date fair value of the Annual Grant shall revert to $130,000 (or, in the case of the Chairman of the Board, $205,000) with the next Annual Grant. The Annual Grant will vest in full on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Annual Grant will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. 3. Change in Control: Notwithstanding the foregoing, for each Eligible Director who remains in continuous service on the Board until immediately prior to the closing of a Change in Control (as defined in the Plan), the RSUs and any Cash Award (as defined below) that were granted pursuant to this Policy will become fully vested and, as applicable, due and payable immediately prior to the closing of such Change in Control. 4. Calculation of RSU Awards: The number of shares of Common Stock (as defined in the Plan) subject to each Initial Grant, each Prorated Annual Grant, and each Annual Grant shall be determined based on the Fair Market Value (as defined in the Plan) per share on the grant date, rounded down to the nearest whole share. IV. Elections 1. Deferral Elections. Unless and until otherwise determined by the Board and subject to the terms of this Policy, each Eligible Director may elect to defer the delivery of shares in settlement of any RSUs granted pursuant to this Policy that would otherwise be delivered to such Eligible Director on or following the date such RSUs vest (a “Deferral Election”). 2. Retainer Grant Elections. Unless and until otherwise determined by the Board and subject to the terms of this Policy, an Eligible Director may elect to forego receiving payment of all (but not less than all) of the compensation the Eligible Director is otherwise eligible to receive in cash under the Article I of this Policy and instead receive fully vested RSUs (such RSUs, the “Retainer Grant” and such election, a “Retainer Grant Election”). If an Eligible Director timely makes a Retainer Grant Election, such Eligible Director will be automatically, and without any further action by the Board or the Compensation Committee, granted a Retainer Grant on the last trading day of each applicable fiscal quarter. Each Retainer Grant will cover a number of RSUs equal to (a) the aggregate amount of cash compensation under Article I of this Policy that such Eligible Director is eligible to receive for the applicable fiscal quarter divided by (b) the Fair Market Value (as defined in the Plan) per share on the grant date, rounded down to the nearest whole share. An Eligible Director who does not make a timely Retainer Grant Election will not receive a Retainer Grant and instead will receive the cash compensation under Article I of this Policy. 3. Cash in Lieu of Annual Grant Election. Unless and until otherwise determined by the Board and subject to the terms of this Policy, an Eligible Director may elect to forego receiving the Annual Grant (but not less than the full amount of the Annual Grant) the Eligible Director is eligible to receive under Article III.2 of this Policy and shall instead receive a cash amount equal to the applicable grant date fair value of the Annual Grant set forth above (such election, a “Cash Election” and each such cash award, a “Cash Award”). The Cash Award shall automatically,

277555875 v11 4 and without any further action by the Board or the Compensation Committee, be granted on the date the Annual Grant, in respect of which such election relates, would have been granted absent such Cash Election. The Cash Award will vest and be payable on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Cash Award will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. Notwithstanding anything to the contrary herein, unless the Board or the Compensation Committee determines otherwise, as an additional condition to receiving a Cash Award, the Eligible Director shall use all cash the Eligible Director receives as a payment in connection with vesting of a Cash Award to purchase shares of Common Stock as soon as practicable following payment of such cash but no earlier than the first date the Eligible Director would be permitted to both (i) purchase such shares without violating the Company’s Insider Trading Policy and (ii) purchase such shares without violating Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Eligible Director shall not be required to use such cash payment (or any portion thereof) to purchase any shares of Common Stock that would cause the Eligible Director to hold more than the applicable number of Required Shares (as defined below). An Eligible Director who does not have an effective Cash Election in place on the date of an annual meeting of the Company’s stockholders will not receive a Cash Award and instead will be eligible to receive the Annual Grant under and subject to the terms of Article III.2. 4. Election Procedures. Unless otherwise determined by the Board, for any such Deferral Election, Retainer Grant Election or Cash Election (each, an “Election”) to be effective, it must be submitted to the Company’s General Counsel (or such other individual as the Company designates) no later than: (a) with respect to a Deferral Election or Retainer Grant Election, on or prior to the last day of the calendar year immediately prior to the calendar year in which the compensation to which the Election relates is earned or granted, or within 30 days after the applicable Eligible Director first becomes eligible to participate in the Policy; provided, that such Deferral Election or Retainer Grant Election will be applicable only to the portion of the compensation earned after the date such election is irrevocable (consistent with the requirements of Section 409A (as defined in the Plan)) and (b) with respect to a Cash Election, prior to the date of the annual meeting of the stockholders of the Company at which the Annual Grant that is covered by such election would be granted absent the Cash Election being properly and timely submitted. Further, an Eligible Director may only make a Retainer Grant Election and Cash Election during a period in which the Company is not in a quarterly or special blackout period and the Eligible Director is not aware of any material non-public information. As further conditions to making a Cash Election, an Eligible Director may not make a Cash Election unless (a) the Eligible Director resides outside the U.S. and (b) such election is made for non-U.S. tax planning purposes, as determined by the Company’s General Counsel (or such other individual as the Company designates) in his or her sole discretion, and may not make a Cash Election if he or she is in violation of the Guidelines (as defined below). A Retainer Grant Election will be effective beginning with the first fiscal quarter following the fiscal quarter in which the Retainer Grant Election is made. A Cash Election will be effective on the date it is properly and timely submitted to the Company, provided that a Cash Election shall not be deemed effective on, and shall be deemed to have terminated immediately prior to, the date of any annual meeting of stockholders of the Company if the Eligible Director is not in compliance with the Guidelines as of such date, notwithstanding anything to the contrary herein. An Election will be irrevocable,

277555875 v11 5 and will be subject to such rules, conditions and procedures as shall be determined by the Board in its sole discretion, which rules, conditions and procedures shall at all times comply with the requirements of Section 409A (as defined in the Plan), unless otherwise specifically determined by the Board. Elections shall be made pursuant to a form of election approved by the Board. Elections will continue in effect and will be applicable to the applicable compensation paid or granted pursuant to this Policy in all subsequent calendar years, unless and until such Election is modified or terminated pursuant to this Policy. An Eligible Director may modify an Election by submitting a new Election to the Company’s General Counsel (or such other individual as the Company designates) before the first day of any subsequent calendar year or, in the case of a Cash Election, before the date of the annual meeting of stockholders of the Company at which the Annual Grant that the new Cash Election would first cover would be granted, provided that any such modified Retainer Grant Election or Cash Election may only be made during a period in which the Company is not in a quarterly or special blackout period and the Eligible Director is not aware of any material non-public information. Any modified Election will commence effective with respect to such subsequent calendar year or, in the case of a Cash Election, on the date it is properly and timely submitted to the Company, but subject to the conditions of effectiveness for a Cash Election set forth above in this paragraph. V. Non-Employee Director Compensation Limit Notwithstanding the foregoing, the aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director (as defined in the Plan) shall in no event exceed the limits set forth in Section 3(d) of the Plan. VI. Share Ownership Guidelines 1. Purpose. These share ownership guidelines (these “Guidelines”) are intended to align the interests of Eligible Directors with the interests of the stockholders of the Company and to further promote the Company’s commitment to sound corporate governance. 2. Calculation of Required Shares. The number of Eligible Shares (as defined below) that an Eligible Director must hold to satisfy these Guidelines shall be calculated by dividing (a) the dollar amount equal to five times the Eligible Director’s annual cash compensation under this Policy as of the Effective Date (or, if later, the calendar year of the Eligible Director’s election or appointment) by (b) the average closing price of a share of Common Stock for the 30 consecutive trading days preceding December 31, 2022 (or, if later, the 30 consecutive trading days preceding December 31st of the calendar year of the Eligible Director’s election or appointment) (such number of shares rounded up to the nearest whole share, “Required Shares”). Except as provided in Section 7 below, the applicable number of Required Shares shall not be recalculated and no Eligible Director shall be required to hold more Eligible Shares than the number of Required Shares by virtue of any decrease in the price of the Eligible Shares used to calculate the applicable number of Required Shares. 3. Compliance Period. Each Eligible Director must hold the applicable number of Required Shares by the fifth anniversary of such Eligible Director’s election or appointment to the Board

277555875 v11 6 (the “Compliance Period”). During the Compliance Period, Eligible Directors are expected to make reasonable progress toward the applicable number of Required Shares on an annual basis. 4. Tracking Compliance with these Guidelines. An Eligible Director’s ownership shall be reviewed annually by the Compensation Committee of the Board (the “Compensation Committee”) based on the number of such Eligible Director’s Eligible Shares as of the last day of each calendar year to determine if such Eligible Director continues to hold the applicable number of Required Shares (or, during the Compliance Period, to assess progress towards meeting these Guidelines). If these Guidelines are deemed met for such year, the Eligible Director shall be deemed to comply with these Guidelines for the entire following year. 5. Eligible Shares. The following shares of Common Stock are “Eligible Shares” that shall be included in the calculation of an Eligible Director’s share ownership, whether or not purchased on the open market or obtained through the exercise of options or vesting of equity awards granted by the Company to such Eligible Director: a. shares owned outright by the Eligible Director and by members of his or her immediate family (as defined in Rule 16a-1(e) under the Exchange Act) (“Family Member”); b. shares held in trust for the benefit of the Eligible Director or for the benefit of a Family Member of such Eligible Director; c. shares owed by an entity for which the Eligible Director serves as a partner or is otherwise materially affiliated with (as determined in the sole discretion of the Compensation Committee); and d. vested RSUs and unvested RSUs provided such RSUs are subject only to time-based vesting. 6. Failure to Comply with these Guidelines. If an Eligible Director fails to hold the applicable number of Required Shares by the end of the Compliance Period or, following the Compliance Period, on the last day of each calendar year, as applicable, the Compensation Committee may take the actions it determines appropriate. 7. Exceptions. These Guidelines may be temporarily suspended, at the discretion of the Compensation Committee (with any affected Eligible Director recusing himself or herself), if compliance would create severe hardship or prevent an Eligible Director from complying with a court order or applicable law. 8. Administration. The Compensation Committee shall administer these Guidelines and may delegate to members of management to assist it in carrying out its administrative functions hereunder, such as making calculations and tracking compliance.